EXHIBIT 10.12


                               THE COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN

                          EFFECTIVE SEPTEMBER 27, 1996

                               TABLE OF CONTENTS



                                   ARTICLE I
                                   ---------
                                  DEFINITIONS

                                                                         Page

1.1             Accounts                                                    1
1.2             Affiliate                                                   1
1.3             Beneficiary                                                 1
1.4             Board                                                       1
1.5             Committee                                                   1
1.6             Company                                                     1
1.7             Company Contribution Account                                1
1.8             Compensation                                                1
1.9             Deferral Agreement                                          2
1.10            Deferral Election                                           2
1.11            Deferral Period                                             2
1.12            Deferred Compensation Account                               2
1.13            Disability                                                  2
1.14            Participant                                                 2
1.15            Plan                                                        2
1.16            Plan Year                                                   2
1.17            Retirement                                                  2
1.18            Senior Officer                                              2
1.19            Termination                                                 2
1.20            Termination Benefit                                         2
1.21            Year of Service                                             2

                                   ARTICLE II
                                   ----------

                        PARTICIPATION AND CONTRIBUTIONS

2.1             Participation                                               3
                (a)      Eligibility                                        3
                (b)      Election to Participate                            3

2.2             Deferral Agreements                                         3
2.3             Matching Contributions                                      3
2.4             Voluntary Contributions                                     3
2.5             Suspension or Modification of Deferral Agreement in
                  Event of Hardship                                         4

                                  ARTICLE III
                                  -----------

                                   ACCOUNTS

3.1             Deferred Compensation Account                               4
3.2             Company Contribution Account                                5
3.3             Determination of Earnings                                   5
3.4             Statement of Accounts                                       6

                                   ARTICLE IV
                                   ----------

                                    BENEFITS

4.1             Termination Benefit                                         6
4.2             Commencement of Payments                                    6
4.3             Form of Benefit                                             7
4.4             Payments After Death                                        7

                                   ARTICLE V
                                   ---------

                                    VESTING

5.1             Vesting                                                     7
5.2             Forfeitures                                                 8

                                   ARTICLE VI
                                   ----------

                            BENEFICIARY DESIGNATION

6.1             Beneficiary(ies) Designation                                8
6.2             Amendments                                                  8
6.3             No Beneficiary Designation                                  8

                                  ARTICLE VII
                                  -----------

                                   COMMITTEE


7.1             Committee Duties                                            8
7.2             Agents                                                      9
7.3             Binding Effect of Decisions                                 9
7.4             Indemnity                                                   9

                                  ARTICLE VIII
                                  ------------

                                CLAIMS PROCEDURE

8.1             Notice of Claim                                             9
8.2             Action on Claim                                             9
8.3             Review of Denial                                           10
8.4             Decision on Review                                         10

                                   ARTICLE IX
                                   ----------

                       AMENDMENT AND TERMINATION OF PLAN

9.1             Amendment                                                  10
9.2             Board's Right to Terminate                                 10

                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS

10.1            Unfunded Plan                                              10
10.2            Unsecured General Creditor                                 11
10.3            Nonassignability                                           11
10.4            Not a Contract of Employment                               11
10.5            Terms                                                      11
10.6            Captions                                                   11
10.7            Governing Law                                              11
10.8            Validity                                                   11
10.9            Notice                                                     12
10.10           Successors                                                 12
10.11           Incompetent                                                12
10.12           Withholding Taxes                                          12
10.13           Change in Control                                          12

                               THE COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN
                          EFFECTIVE SEPTEMBER 27, 1996


                                   ARTICLE I
                                   ---------

                                  DEFINITIONS

             This Plan has been established by action of the Board of Directors of The Columbia Bank on July 29, 1996. It is intended to benefit The Columbia Bank and certain key Senior Officers of The Columbia Bank and its Affiliates (as defined herein) to secure their good will, loyalty and achievement, and to help attract and retain high quality employees.

The following definitions apply to this Plan:

        1.1 Accounts. "Accounts" means the Deferred Compensation and Company Contribution Accounts maintained by the Company pursuant to Article III with respect to each Participant.

        1.2 Affiliate. "Affiliate" means Columbia Bancorp or a subsidiary thereof.

        1.3 Beneficiary. "Beneficiary" means the person, persons, or entity entitled under Article VI to receive any Plan benefits payable after a Participant's death.

        1.4 Board. "Board" or "Board of Directors" means the Board of Directors of the Company.

        1.5 Committee. "Committee" means the Personnel, Compensation and Stock Option Committee, consisting of not less than two directors of the Company to be appointed by and to serve at the pleasure of the Board of Directors.

        1.6       Company.  "Company" means The Columbia Bank.

        1.7 Company Contribution Account. "Company Contribution Account" means the account maintained by the Company pursuant to Section 3.2.

        1.8 Compensation. A Participant's "Compensation" means the total compensation paid by the Company or an Affiliate during each Plan
Year (or portion thereof) during which such person is a Participant, plus "elective contributions" which are not includible in gross income under sections 125, 401(k), 402(a)(8), 402(h) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code").

        1.9       Deferral     Agreement.  "Deferral    Agreement"    means    a
Participant's agreement to defer Compensation under this Plan, as more fully described in Article II.

        1.10 Deferral Election. "Deferral Election" means a Participant's election to defer Compensation pursuant to a Deferral Agreement.

        1.11 Deferral Period. "Deferral Period" means the Plan Year with respect to which Compensation is deferred pursuant to a Deferral Agreement.

        1.12      Deferred   Compensation   Account.    "Deferred   Compensation
Account" means the Deferred Compensation Account maintained by the Company pursuant to Section 3.1.

        1.13 Disability. "Disability" means a Participant's permanent mental or physical disability due to accident or illness that renders the Participant unable to perform every duty of his or her regular occupation with the Company or an Affiliate for a period of at least one hundred eighty (180) days, provided the Participant establishes such disability to the satisfaction of the Committee. Evidence of disability shall include the certificate of a competent licensed physician selected by the Participant and approved by the Committee which confirms that the Participant is disabled as defined herein.

        1.14 Participant. "Participant" means a Senior Officer who elects to participate by filing a Deferral Agreement as provided in Article II.

        1.15      Plan.   "Plan"  means  this   The   Columbia   Bank   Deferred
Compensation Plan.

        1.16 Plan Year. "Plan Year" means the calendar year; provided, however, that the first Plan Year shall be the period beginning September 27, 1996, and ending December 31, 1996.

        1.17 Retirement. "Retirement" means a Participant's termination of employment with the Company or an Affiliate either on or after the first day of the month coinciding with or next following a Participant's sixty-fifth
(65th) birthday, or by reason of Disability.

        1.18 Senior Officer. "Senior Officer" means an officer of the Company or an Affiliate who is designated to be a Senior Officer under this Plan by the Committee.

        1.19 Termination. "Termination" means termination of employment with the Company or an Affiliate for any reason.

        1.20 Termination Benefit. "Termination Benefit" means the benefit payable to a Participant pursuant to Section 4.1.

        1.21 Year of Service. "Year of Service" means a Year of Service for vesting purposes as defined under the Columbia Bancorp 401(k) Plan and Trust.

                                   ARTICLE II
                                   ----------

                        PARTICIPATION AND CONTRIBUTIONS

        2.1       Participation.

                  (a) Eligibility. Senior Officers who are eligible to participate in the Columbia Bancorp 401(k) Plan and Trust may participate in this Plan. The Committee may, in its discretion, and from time to time, change the category of Participants who are eligible to participate in this Plan as long as the eligible group remains limited to a "select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) Election to Participate. A Senior Officer must file a Deferral Agreement with the Committee in order to participate. Participation shall be effective when the Committee or its designee accepts the Deferral Agreement. A Deferral Agreement, and the Deferral Election contained therein, must become effective before the beginning of the Deferral Period. Compensation which has already been earned cannot be deferred.

         2.2 Deferral Agreements. Each Deferral Agreement shall state the amount of Compensation to be deferred in the Deferral Period which it covers. The amount of Compensation that a Participant elects to defer shall be withheld as indicated in the Participant's Deferral Agreement and credited to the Participant's Deferred Compensation Account bi-weekly or when it otherwise would have become payable. Deferral Elections shall be made in writing on such forms, and shall be subject to such uniform administrative rules, as the Committee shall establish. A Participant's obligation to defer Compensation pursuant to a Deferral Agreement will terminate upon the Participant's Termination.

         2.3 Matching Contributions. The Company may make a Matching Contribution for each Participant. The Matching Contribution will be credited to the Participant's Company Contribution Account bi-weekly for each period in which a contribution to the Participant's Deferred Compensation Account is credited, provided that the Participant is employed by the Company or the Affiliate on the last day of the bi-weekly period. The Matching Contribution, if any, will equal a percentage of the Participant's Deferred Compensation Contribution. The

Matching Contribution percentage for each Plan Year will be equal to the Employer Matching Contribution percentage for that Plan Year as determined under the Columbia Bancorp 401(k) Plan and Trust.

         2.4 Voluntary Contributions. The Company may make a Voluntary Contribution for a Participant. Voluntary Contributions, if made, may be made in addition to or in lieu of Matching Contributions. Voluntary Contributions shall equal a percentage of the Compensation of each Participant entitled to share therein. The amount of the Voluntary Contribution for any Plan Year, if any, will be equal to the Employer Voluntary Contribution for that Plan Year as determined under The Columbia Bancorp 401(k) Plan and Trust. The Voluntary Contribution for each Participant will be credited to the Participant's Company Contribution Account annually or more frequently as the Company may determine. The Company will make Voluntary Contributions for a Plan Year only to the Accounts of those Participants who are entitled to an allocation of any Employer Voluntary Contribution under the Columbia Bancorp 401(k) Plan and Trust.

         2.5 Suspension or Modification of Deferral Agreement in Event of Hardship.

                  (a) In the event of a Participant's severe financial hardship or unforeseen financial emergency, for the relief of which there exists no other reasonably available source of funds, the Committee, in its sole discretion, may allow the Participant to suspend the Participant's Deferral Agreement in effect or to reduce the amount of Compensation deferred thereunder, but only to the extent reasonably required in light of the severe financial hardship or unforeseen financial emergency.

                  (b) Severe financial hardship shall be deemed to have occurred in the event of the Participant's impending bankruptcy, a Participant's or dependent's long and serious illness or other events of similar magnitude. An unforeseen financial emergency shall include an unexpected need for cash arising from illness, casualty loss, sudden financial reversal or other such unforseeable circumstances.

                  (c) In reviewing a Participant's request to modify or suspend a Deferral Agreement on account of hardship, the Committee may in its discretion request such information substantiating the existence of the hardship as it considers appropriate.

                  (d) The Committee's decisions in determining the existence of a severe financial hardship or unforeseen financial emergency and whether or to what extent a Deferral Agreement can be modified shall be final and conclusive.

                  (e) When a Participant suspends a Deferral Agreement under this Section 2.5, deferrals under the Participant's Deferral Agreement shall terminate, and the Participant shall not be eligible to enter into another Deferral Agreement until the beginning of the Plan Year next following the expiration of twelve (12) months from the date of such suspension.

                  (f) When a Participant reduces the amount of Compensation deferred under a Deferral Agreement under this Section 2.5, the Participant shall not be eligible to enter into another Deferral Agreement providing for the deferral of any amount in excess of the reduced amount until the beginning of the Plan Year next following the expiration of twelve (12) months from the date of such reduction.

                                  ARTICLE III
                                  -----------

                                    ACCOUNTS

         3.1 Deferred Compensation Account. The Company will establish and maintain on its books, for record keeping purposes only, a separate Deferred Compensation Account for each Participant with respect to amounts deferred under a Deferral Agreement. Each Participant's Deferred Compensation Account will consist of the amount of deferred Compensation credited to the Account, increased by any earnings, and decreased by any distributions and losses.

         3.2 Company Contribution Account. The Company will maintain on its books, for record keeping purposes only, a separate Company Contribution Account for each Participant with respect to Matching Contributions and Voluntary Contributions made by the Company with respect to that Participant. Each

Participant's Company Contribution Account will consist of the amount of Matching and Voluntary Contributions credited to the Account, increased by any earnings, and decreased by any distributions and losses.

         3.3      Determination of Earnings.

                  (a) Investment gains and losses on a Participant's Accounts will be determined in accordance with the Participant's election (i) by reference to a rate equal to The Columbia Bank's prime rate, in which case the provisions of Section 3.3(b) will apply, or (ii) as if the participant's Accounts were used to purchase shares of common stock of Columbia Bancorp, in which case the provisions of Section 3.3(c) will apply. The Participant's selection of the method of determining investment gains and losses will be made initially when a Participant enrolls in the Plan and annually thereafter. A Participant's election will be effective upon the Participant's enrollment in the Plan, or as of the first day of the Plan Year to which the election applies, as applicable. The Participant may elect to have the investment gains and losses on the Participant's Accounts credited by reference to one of the methods described in (i) or (ii) above, or any combination thereof in whole percentages. Notwithstanding the provisions of this Section 3.3, the investment gains and losses after a Participant's Termination will be determined as set forth in
Article IV.

                  (b) If a Participant elects to have investment gains and losses determined by reference to The Columbia Bank's prime rate, or if the Participant fails to make an election with respect to the determination of investment gains and losses, at the end of each month the Company will credit to the designated percentage of the Participant's Accounts interest for the month at the rate equal to The Columbia Bank's prime rate in effect as of December 15 of the preceding year. Notwithstanding the foregoing, a Participant's election to have investment gains and losses in the first Plan Year determined by reference to the prime rate will be determined by reference to The Columbia Bank's prime rate in effect on the first day of the first Plan Year. Interest will be credited to deferrals, Matching Contributions and/or Voluntary Contributions made during the month from the date such amounts were credited to the Participant's Accounts.

                  (c) If a Participant elects to have the investment gains and losses determined by reference to Columbia Bancorp common stock, the Committee will determine and credit to the Participant's Accounts as a bookkeeping entry only the number of whole shares of Columbia Bancorp common stock that could be purchased with the designated percentage of the Participant's Accounts based on the closing price of such common stock on the applicable date. Any remaining balance in the designated percentage of the Participant's Accounts will be carried over and included in the balance used to determine the number of whole shares that could be purchased on the next date that amounts are to be credited to the Participant's Accounts in the form of hypothetical shares. The value of any dividends paid with respect to Columbia Bancorp common stock will be credited to a Participant's Accounts as if such amounts credited were invested in whole shares of Columbia Bancorp common stock. In addition, the number of hypothetical shares credited to a Participant's Accounts will be adjusted to account for any stock splits or stock dividends. For purposes of determining the closing price of Columbia Bancorp common stock, the applicable date shall be:
(i) for deferrals, Matching Contributions and/or Voluntary Contributions, the date such amounts are credited to the Participant's Accounts as described in Sections 2.2, 2.3 and 2.4; (ii) for changes in the method of determining investment gains and losses, the date the Participant's election is effective as described in Section 3.3(a); and (iii) for dividends, the date on which the dividend would be payable to the Participant in cash if the Participant were a shareholder.

                  (d) The performance of investments designated by a Participant shall be used only as earnings indices to measure the crediting of gains and losses to the Participant's Accounts, and shall not bind the Company with respect to the investment of any particular funds. The Company shall not be obligated to invest any funds in connection with the Plan. If the Company chooses to invest funds to provide for its liability under this Plan, the Company shall have complete discretion as to such investments.

         3.4 Statement of Accounts. Within a reasonable time after the end of each Plan Year, the Committee shall distribute to each Participant a statement of the balance of the Participant's Accounts.

                                   ARTICLE IV
                                   ----------

                                    BENEFITS

         4.1 Termination Benefit. Participants will be entitled to receive a benefit under this Plan equal to the balance of the Participant's Deferred Compensation Account and the vested portion of the Participant's Company Contribution Account, determined as of the Participant's date of Termination.

         4.2 Commencement of Payments. Payment of the Termination Benefit will begin within ninety (90) days of the date of Termination or at such later date as the Participant may elect. Such an election must be in writing, on a form provided by the Committee, and may be made, modified or revoked at any time provided that such election, modification or revocation shall only become effective if executed and delivered to the Committee at least 12 months prior to the Participant's Termination. Notwithstanding the foregoing, if any portion of the benefit payable under the Plan to any Participant who is a "covered employee" within the meaning of section 162(m)(3) of the Code would be nondeductible under section 162(m)(1) of the Code (or cause other amounts payable by the Company to be nondeductible under section 162(m)(1) of the Code), then the payment of such portion of the benefit to such Participant shall not commence until the first day of the Company's first fiscal year commencing after such Participant terminates employment unless the Committee consents to earlier commencement. If the commencement of payment of any portion of the Participant's Accounts is delayed for any reason beyond the ninetieth (90th) day after the Participant's date of Termination, the portion so delayed will be credited with earnings from such date until paid at The Columbia Bank's prime rate in effect as of December 15 of the year preceding the year in which the Participant's Termination occurs.

         4.3 Form of Benefit. A Participant's Termination Benefit will be paid in cash in either a lump sum or, if the Participant elects, in a fixed number of annual installments over 5, 10 or 15 years. If the Participant elects an installment form of distribution, each installment payment will be equal to
(i) the balance of the Participant's Deferred Compensation Account and the vested portion of the Participant's Company Contribution Account, determined as of the Participant's date of Termination, divided by the number of annual installments elected, plus (ii) the interest accruing on the unpaid balance from the date of the previous installment payment (no interest payment on the first installment payment), calculated at The Columbia Bank's prime rate in effect as of December 15 of the year preceding the year in which the Participant's Termination occurs. When a Participant first nrolls in the Plan, he will elect the distribution form (i.e., either a cash lump sum or a specified number of installments) in which his Termination Benefit will be paid. That election must be in writing on a form provided by the Committee, and may be revoked or modified at any time provided that such election, revocation or modification shall only become effective if it is executed and delivered to the Committee at least 12 months prior to the Participant's Termination. If no election is made by the Participant, or if the Termination Benefit of the Participant is less than $25,000, the Participant will be deemed to have elected a lump sum.

         4.4 Payments After Death. If a Participant dies while in the active service of the Company or an Affiliate, the Participant's beneficiary shall be entitled to a benefit equal to the balance credited to the Participant's Accounts. The Company shall pay the benefit to the Beneficiary in the same form as it would have been paid to the Participant had the Participant's Termination occurred on the date of death, commencing on the first day of the month following the Participant's death. If the Participant dies after benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay the remaining benefits to the Participant's Beneficiary at the same time and in the same amounts they would have been paid to the Participant had the Participant survived.

                                   ARTICLE V
                                   ---------

                                    VESTING

         5.1 Vesting. Deferred Compensation contributions and earnings thereon will be one hundred percent (100%) vested and nonforfeitable at all times. Matching Contributions and Voluntary Contributions, if any, will become vested according to the following schedule:



                  Years of Service                   Vested Percentage

                  Less than    3                               0%
                               3                              20%
                               4                              40%
                               5                              60%
                               6                              80%
                               7 or more                     100%

The unvested portion of a Participant's Company Contribution Account shall be forfeited upon a Participant's Termination for any reason other than Retirement or death. A Participant will be deemed to be one hundred percent (100%) vested in the full amount of his or her Company Contribution Accounts upon Termination by reason of Retirement or death or upon a Change in Control, as defined in
Section 10.13.

         5.2 Forfeitures. The unvested portion of a terminated Participant's Company Contribution Account may be credited to the Company Contribution Accounts of eligible Participants as a Matching Contribution pro rata on the basis of the Compensation deferred by each Participant under the Plan during the Plan Year; provided, however, that such forfeitures will be credited to the Company Contribution Accounts for a Plan Year of only those Participants who would be entitled to receive an allocation of any Employer Voluntary
Contribution  for that Plan Year  under the  Columbia  Bancorp  401(k)  Plan and
Trust.

                                   ARTICLE VI
                                   ----------

                            BENEFICIARY DESIGNATION

         6.1 Beneficiary(ies) Designation. Each Participant may designate a Beneficiary or Beneficiaries (both principal as well as contingent) to whom payment under this Plan shall be made if the Participant dies before all of the benefits have been distributed. Any Beneficiary(ies) designation shall be made in writing filed with the Committee and shall become effective only when received and accepted by the Committee.

         6.2 Amendments. A Participant may change a Beneficiary designation by filing a new designation on a form prescribed by the Committee. The filing of a new Beneficiary designation will cancel all Beneficiary designations previously filed.

         6.3 No Beneficiary Designation. If a Participant fails to designate a Beneficiary, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the payment of the Participant's benefits shall be made to the Participant's estate.

                                  ARTICLE VII
                                  -----------

                                   COMMITTEE

         7.1 Committee Duties. The Committee shall administer this Plan. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan, to establish different terms for different Participants as it deems appropriate, and to decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. All powers and functions of the Committee in respect of the Plan may at any time and from time to time be exercised by the Board.

         7.2 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them or to others (including employees of the Company) such administrative duties as it sees fit. The Committee may from time to time consult with counsel, who may be counsel to the Company.

         7.3 Binding Effect of Decisions. In carrying out its duties herein, the Committee (or its designee) shall have full discretion to exercise all powers and to make all determinations, consistent with the terms of the Plan and other relevant documents, in all matters entrusted to it, and its determinations shall be final and binding on all parties.

         7.4 Indemnity. The Company shall indemnify and hold harmless the Committee and any employees to whom administrative duties under this Plan are delegated, against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct.

                                  ARTICLE VIII
                                  ------------

                                CLAIMS PROCEDURE

         8.1 Notice of Claim. Any Participant or Beneficiary, or the duly authorized representative of a Participant or Beneficiary, may file with the Committee a claim for a Plan benefit. Such a claim must be in writing on a form provided by the Committee and must be delivered to the Committee, in person or by mail, postage prepaid. Within ninety (90) days after the receipt of such a claim, the Committee shall send to the claimant, by mail, postage prepaid, a notice granting or denying, such claim, in whole or in part, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed ninety (90) days from the end of the initial period. If an extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial ninety (90) day period. The Committee shall have full discretion to deny or grant a claim in whole or in part in accordance with the terms of the Plan. If notice of the denial of a claim is not furnished in accordance with this Section, the claim shall be deemed denied and the claimant shall be permitted to exercise the right to review pursuant to Sections 8.3 and 8.4 of the Plan.

         8.2 Action on Claim. The Committee shall provide to every claimant who is denied a claim for benefits a written notice setting forth, in a manner calculated to be understood by the claimant:

                           (a)    The specific reason or reasons for the denial;

                           (b) A specific reference to the pertinent Plan provisions on which the denial is based;

                           (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                           (d) An explanation of the Plan's claim review procedure.

         8.3 Review of Denial. Within sixty (60) days after the receipt by a claimant of written notification of the denial (in whole or in part) of a claim, the claimant or the claimant's duly authorized representative, upon written application to the Committee, delivered in person or by certified mail, postage prepaid, may request a review of such denial. Such a person also may review pertinent documents and may submit to the Committee, in writing, issues and comments concerning the claim.

         8.4 Decision on Review. Upon the Committee's receipt of a notice of a request for review, the Committee shall make a prompt decision on the review and shall communicate the decision on review in writing to the claimant. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made not later than sixty (60) days after the Committee's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than one hundred twenty (120) days after receipt of the request for review. If an extension is necessary, the claimant shall be given written notice of the extension by the Committee prior to the expiration of the initial sixty (60) day period. If notice of the decision on review is not furnished in accordance with this Section, the claim shall be deemed denied on review.

                                   ARTICLE IX
                                   ----------

                       AMENDMENT AND TERMINATION OF PLAN

         9.1 Amendment. The Board may at any time amend the Plan in whole or in part. However, no amendment will decrease the amount of any then existing Account or otherwise adversely affect a Participant's rights to existing Account balances without the Participant's consent.

         9.2 Board's Right to Terminate. The Board may at any time terminate the Plan, in which event no new Deferral Agreements shall be made, but the obligations of the Company under existing Deferral Agreements shall continue unless the Board requires immediate distribution of Participants' Accounts following such termination.

                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS

         10.1 Unfunded Plan. This Plan is intended to be an "unfunded" plan maintained primarily to provide deferred compensation for a "select group of management or highly compensated employees" within the meaning of ERISA, and shall be so administered and construed.

         10.2 Unsecured General Creditor. This Plan is unfunded. Benefits shall be paid from the Company's general assets. Participants and their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets owned or which may be acquired by the Company. Such assets of the Company shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security against the obligations of the Company under this Plan. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future. The Company in its sole discretion, may, however, elect to provide Termination Benefits through a trust or funding vehicle, provided, however, that the terms of any such trust or funding vehicle shall not alter the status of Participants and Beneficiaries as mere general unsecured creditors of the Company or otherwise cause the Plan to be funded or benefits taxable to Participants except upon actual receipt.

         10.3 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof. The rights to all such amounts are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owned by Participants or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency, except as required by law.

         10.4 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company, or an Affiliate, and a Participant, and a Participant shall have no rights against the Company or any Affiliate except as may otherwise be specifically provided herein. Moreover, nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Company or an Affiliate or to interfere with the right of the Company or an Affiliate to discipline or discharge an employee at any time.

         10.5 Terms. Use of the masculine pronoun in this Plan will include the feminine and use of the singular will include the plural, unless the context clearly indicates otherwise.

         10.6 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         10.7 Governing Law. This Plan shall be governed by the laws of the United States and, to the extent not preempted thereby, the laws of Maryland.

         10.8     Validity.   The  illegality  or invalidity of any provision of
this Plan shall not affect its remaining parts, but this Plan shall be construed and enforced without such illegal or invalid provisions.

        10.9 Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to:

                  Personnel, Compensation and Stock Option Committee The Columbia Bank
                  9171 Baltimore National Pike
                  Ellicott City, Maryland  21042

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

       10.10 Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporation or other business entity which shall, whether by merger, consolidation, purchase of assets, or otherwise, acquire all or substantially all of the business or assets of the Company, and successors of any such corporation or other business entity.

       10.11 Incompetent. If the Committee finds that any Participant or Beneficiary to whom a benefit is payable under this Plan is unable to care for his affairs, any payment due (unless prior claim therefore shall have been made by a duly authorized guardian or other legal representative) may be paid, upon appropriate indemnification of the Committee, to any person who is charged with the support of the Participant or Beneficiary. Any such payment shall be payment for the account of the Participant and shall be complete discharge of any liability of the Plan therefore.

       10.12 Withholding Taxes. The Company shall have the right to make such provision as it deems necessary or appropriate to satisfy any obligations it may have to collect or withhold Federal, state or local income, employment or other taxes incurred by reason of the payment or deferral of compensation pursuant to the Plan.

       10.13 Change in Control. Upon a Change in Control, as defined herein, the Company shall, as soon as possible, but in no event longer than 30 days following the Change in Control, make an irrevocable contribution to a trust or funding vehicle established pursuant to and consistent with Section 10.2, in an amount equal to the sum of the balances of all Accounts as of the date on which the Change of Control occurred. Within 5 days after the end of each calendar quarter thereafter, the Company shall contribute to such trust or funding vehicle the amount, if any, by which the sum of the balances of all Accounts exceeds the value of the assets of such trust or funding vehicle.

                  A Change in Control shall be deemed to have occurred when:

                  (a) Any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) is or becomes the beneficial owner, directly or indirectly, of 25% or more of the voting equity stock of the Company; or
                  (b) Any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) gains control of the election of a majority of the Board of Directors of the Company; or

                  (c) Any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) gains control of the management or policies of the Company; or

                  (d) The Company consolidates with, or merges with or into, another entity (including a corporation, bank, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein) or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or another such entity consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the issued and outstanding shares of the voting equity stock of the Company are converted into or exchanged for cash, securities or other property; or

                  (e) During any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any directors who are members of the Board of Directors on the date hereof and any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

                    IN WITNESS WHEREOF, the Company has duly executed this Plan to evidence its assumption of the obligations of this Plan.


ATTEST:                                THE COLUMBIA BANK



             /S/                       By:           /S/
-----------------------------              -------------------------------------

                                       Print Name:  John A. Scaldara, Jr.
                                                  ------------------------------

                                       Title: Secretary/Chief Financial Officer
                                              ----------------------------------

                                       Date:               9/27/96
                                             -----------------------------------

                             AMENDMENT NO. 1 TO THE
                                 COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN


         This Amendment No. 1 to The Columbia Bank Deferred Compensation Plan (the "Plan") is made by The Columbia Bank (the "Company").

                              W I T N E S S E T H:

         WHEREAS, in accordance with the intention to coordinate the provisions of the Plan with The Columbia Bancorp 401(k) Plan and Trust (the "401(k) Plan"), the Corporation desires to amend the Plan to clarify that (i) a Participant's deferrals will not begin until the Participant has made the maximum elective deferrals under the 401(k) Plan and (ii) that the Participant's deferrals under the Plan, when added to the Participant's elective deferrals under the 401(k) Plan, cannot exceed such percentage of the Participant's Compensation as determined by the Company's Board of Directors.

         WHEREAS, Section 9.1 of the Plan permits the Company to amend the Plan from time to time; and

         NOW, THEREFORE, the Plan is amended as set forth in this Amendment.

         1.       Section 2.2 of the Plan is amended to read as follows:

              2.2 Deferral Agreements. Each Deferral Agreement shall state the amount of Compensation to be deferred in the Deferral Period which it covers. A Participant's deferrals under this Plan will begin only after the Participant's salary reduction contributions to the Columbia Bancorp 401(k) Plan and Trust equal the maximum elective deferrals permitted under Section 402(g) of the Code. The maximum amount that a Participant may elect to defer under this Plan, when added to the Participant's salary reduction contribution under the Columbia Bancorp 401(k) Plan and Trust, shall not exceed such percentage of the Participant's Compensation as determined by the Board of Directors, in its discretion. The amount of Compensation that a Participant elects to defer shall be withheld as indicated in the Participant's Deferral Agreement and credited to the Participant's Deferred Compensation Account bi-weekly or when it otherwise would have become payable. Deferral Elections shall be made in writing on such forms, and shall be subject to such uniform administrative rules, as the Committee shall establish. A Participant's obligation to defer Compensation pursuant to a Deferral Agreement will terminate upon the Participant's Termination.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed, effective as of September 27, 1996.

ATTEST:                                THE COLUMBIA BANK


              /S/                      By:                  /S/
--------------------------------          --------------------------------------

                                       Print Name:     John A. Scaldara, Jr.
                                                  ------------------------------

[SEAL]                                 Title:  Secretary/Chief Financial Officer
                                             -----------------------------------

                                       Date:              12/30/96
                                            ------------------------------------

                             AMENDMENT NO. 2 TO THE
                                 COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN


         This Amendment No. 2 to The Columbia Bank Deferred Compensation Plan (the "Plan") is made by The Columbia Bank (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to clarify the terms of the Plan to specify a period before each year when a participant may make an election to change the method for determining investment gains and losses for the participant's Plan account under the Plan; and

         WHEREAS, the Company desires to modify the terms of the Plan regarding the time for commencement of payment to a participant of any portion of Plan benefit not deductible under section 162(m)(1) of the Internal Revenue Code (the "Code"); and

         WHEREAS, the Company desires to amend the Plan's definition of a "Change in Control" to make it consistent with such definition in other employee benefit plans and arrangements of the Company; and

         WHEREAS, the Company desires to add certain provisions to the Plan to coordinate the a participant's benefits under the Plan with the benefits under The Columbia Bancorp 401(k) Plan and Trust (the "401(k) Plan") by allowing a participant to use benefits under the Plan to maximize his or her salary deferral under the 401(k) Plan as permissible under the "actual deferral percentage" test of Code Section 401(k); and

         WHEREAS, Section 9.1 of the Plan permits the Board of Directors of the Company to amend the Plan from time to time; and

         WHEREAS, the Board of Directors of the Company has, by duly adopted resolutions, approved this Amendment No. 2 to the Plan;

         NOW, THEREFORE, the Plan is amended as follows:

         1. Section 1.22 shall be added to the Plan to state in its entirety as follows:

                  "1.22    1934  Act.  "1934 Act"  means the Securities Exchange
                  Act of 1934, as amended."

         2. Section 3.3(a) of the Plan is amended to read in its entirety as follows:

              "(a)Investment gains and losses on a Participant's Accounts will be determined in accordance with the Participant's election (i) by reference to a rate equal to The Columbia Bank's prime rate, in which case the provisions of Section 3.3(b) will apply, or (ii) as if the participant's Accounts were used to purchase shares of common stock of Columbia Bancorp, in which case the provisions of Section 3.3(c) will apply. The Participant's selection of the method of determining investment gains and losses will be made initially when a Participant enrolls in the Plan and annually thereafter. A Participant's initial election, which must be made on or before the Participant's enrollment date, will be effective upon the Participant's enrollment. Thereafter, a Participant may make a new election in December of each Deferral
         Period, which will become effective on following January 1. The Participant may elect to have the investment gains and losses on the Participant's Accounts credited by reference to one of the methods described in (i) or (ii) above, or any combination thereof in whole percentages. Notwithstanding the provisions of this Section 3.3, the investment gains and losses after a Participant's Termination will be determined as set forth in Article
         IV. Notwithstanding anything herein to the contrary, any election under this Section 3.3 by a Participant who is subject to Section 16 of the 1934 Act, shall be ineffective and void as if never made if that election would (i) constitute a Discretionary Transaction, as defined in Rule 16b-3 under the 1934 Act, that is not exempt from
         Section 16(b) of the 1934 Act or (ii) cause another Discretionary Transaction by that Participant to fail to qualify as a Discretionary Transaction exempt from Section 16(b) of the 1934 Act."

         3. Section 4.2 of the Plan is amended to read in its entirety as follows:

                  "4.2 Commencement of Payments. Payment of the Termination Benefit will begin within ninety (90) days of the date of Termination or at such later date as the Participant may elect. Such an election must be in writing, on a form provided by the Committee, and may be made, modified or revoked at any time provided that such election, modification or revocation shall only become effective if executed and delivered to the Committee at least 12 months prior to the
         Participant's Termination. Notwithstanding the foregoing, if any portion of the benefit payable under the Plan to any Participant who is a "covered employee" within the meaning of section 162(m)(3) of the Code would be nondeductible under section 162(m)(1) of the Code (or cause other amounts payable by the Company to be nondeductible under section 162(m)(1) of the Code), then the payment of such portion of the benefit to such Participant shall not commence until the ninetieth
         (90th) day of the Company's first fiscal year commencing after such Participant terminates employment unless the Committee consents to earlier commencement. If the commencement of payment of any portion of the Participant's Accounts is delayed for any reason beyond the ninetieth (90th) day after the Participant's date of Termination, the portion so delayed will be credited with earnings from such date until paid at The Columbia Bank's prime rate in effect as of December 15 of the year preceding the year in which the Participant's Termination occurs."

         4. Section 7.5 shall be added to the plan to state in its entirety as follows:

                  "7.5     Excess Benefit  Plan.  The Plan shall be administered
         and interpreted so as to constitute an "Excess Benefit Plan" as defined in Rule 16b-3 under the 1934 Act."

         5. Section 10.13 of the Plan is amended to state in its entirety as follows:

                  "10.13 Change in Control. Upon a Change in Control, as defined herein, the Company shall, as soon as possible, but in no event longer than 30 days following the Change in Control, make an irrevocable contribution to a trust or funding vehicle established pursuant to and consistent with Section 10.2, in an amount equal to the sum of the balances of all Accounts as of the date on which the Change of Control occurred. Within 5 days after the end of each calendar quarter thereafter, the Company shall contribute to such trust or funding vehicle the amount, if any, by which the sum of the balances of all Accounts exceeds the value of the assets of such trust or funding vehicle.

                  A Change in Control shall be deemed to have occurred when:

                  (a) Any person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, as amended, and the regulations promulgated thereunder) is or becomes the beneficial owner, directly or indirectly, of 25% or more of the voting equity stock of Columbia Bancorp, or any person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, as amended, and the regulations promulgated thereunder) other than Columbia Bancorp is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Common Stock of the Company; or

                  (b) Any person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, as amended, and the regulations promulgated thereunder) gains control of the election of a majority of the board of directors of Columbia Bancorp, or any person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, as amended, and the regulations promulgated thereunder) other than Columbia Bancorp gains control of the election of a majority of the Board of Directors of the Company; or

                  (c) Any person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, as amended, and the regulations promulgated thereunder) gains control of the management or policies of either the Company or Columbia Bancorp; or

                  (d) Either the Company or Columbia Bancorp consolidates with, or merges with or into, another entity (including a corporation, bank, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein) or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or another such entity consolidates with, or merges with or into, the Company or Columbia Bancorp in any such event pursuant to a transaction in which the issued and outstanding shares of the voting equity stock of the Company or Columbia Bancorp are converted into or exchanged for cash, securities or other property; or

                  (e) During any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors of either the Company or Columbia Bancorp (together with any directors who are members of such board of directors on the date hereof and any new directors whose election or whose nomination for election was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of either the Company or Columbia Bancorp then in office.

         6. Section 2.2 of the Plan is amended to state in its entirety as follows:

                  "2.2 Deferral Agreements. Each Deferral Agreement shall state the amount of Compensation to be deferred in the Deferral Period which it covers. Subject to such rules as the Committee may prescribe, a Participant may make a deferral under this Plan only to the extent the Participant's salary reduction contributions to the Columbia Bancorp 401(k) Plan and Trust exceed the maximum elective deferrals permitted under Section 402(g) or Section 401(k)(3) of the Code. The maximum amount that a Participant may elect to defer under this Plan, when added to the Participant's salary reduction contribution under the Columbia Bancorp 401(k) Plan and Trust, shall not exceed such percentage of the Participant's Compensation as determined by the Board of Directors, in its discretion. The amount of Compensation that a Participant elects to defer shall be withheld as indicated in the Participant's Deferral Agreement and credited to the Participant's Deferred Compensation Account bi-weekly or when it otherwise would have become payable. Deferral Elections shall be made in writing on such forms, and shall be subject to such uniform administrative rules, as the Committee shall establish. A Participant's obligation to defer Compensation pursuant to a Deferral Agreement will terminate upon the Participant's Termination."

                  IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed, effective as of January 1, 1997.

ATTEST:                                THE COLUMBIA BANK

              /S/                      By:            /S/
--------------------------------          --------------------------------------

                                       Print Name:    John A. Scaldara, Jr.
                                                  ------------------------------

[SEAL]                                 Title:  Secretary/Chief Financial Officer
                                             -----------------------------------

                                       Date:               2/24/97
                                            ------------------------------------

                                  ADDENDUM TO
                               THE COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN


This Addendum authorized by the Board of Directors of The Columbia Bank pursuant to Section 9.1 of The Columbia Bank Deferred Compensation Plan (the "Plan"), is effective September 27, 1996.

         Section 4.4 of the Plan is hereby amended as follows with respect to the calculation of John M. Bond, Jr.'s benefit under the Plan:

                  Section 4.4 Payments After Death. If the Participant dies while in the active service of the Company or an Affiliate, the Company shall pay to the Participant's beneficiary a benefit equal to the greater of (A) the Participant's Deferred Compensation Account balance at the date of death and (B) the lesser of (i) $1,335,000, (ii) a sum equal to five (5) times the sum of the Participant's annual base salary at the date of death plus the average of the bonuses paid to the Participant over the past three years (including years in which no bonus was awarded), or (iii) the projected benefit that would have been payable under this Plan upon the Participant's attainment of age sixty-five (65) based on the Participant's Deferred Compensation Account balance at the date of death and the assumption (a) that deferrals, and Company Matching Contributions thereon, would continue until the Participant's attainment of age sixty-five (65) at the rate in effect at the Participant's death and (b) that earnings would be credited on the Participant's Accounts until the Participant's attainment of age sixty-five (65) at The Columbia Bank's prime rate as of December 15 of the year preceding the Participant's death. The Company shall pay the benefit to the Beneficiary in the same form as it would have been paid to the Participant had the Participant's Termination occurred on the date of death, commencing on the first day of the month following the Participant's death. If the Participant dies after benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay the remaining benefits to the Participant's Beneficiary at the same time and in the same amounts they would have been paid to the Participant had the Participant survived.

         IN WITNESS WHEREOF, the Company has duly executed this Addendum to evidence its assumption to the obligations thereunder.

ATTEST:                                THE COLUMBIA BANK


              /S/                      By:              /S/
--------------------------------          --------------------------------------

                                       Print Name:    Robert N. Smelkinson
                                                  ------------------------------

                                       Title: Chairman - Personnel, Compensation
                                              and Stock Option Committee
                                              ----------------------------------

                                       Date:             1/27/97
                                            ------------------------------------

                                  ADDENDUM TO
                               THE COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN


This Addendum authorized by the Board of Directors of The Columbia Bank pursuant to Section 9.1 of The Columbia Bank Deferred Compensation Plan (the "Plan"), is effective September 27, 1996.

         Section 4.4 of the Plan is hereby amended as follows with respect to the calculation of John A. Scaldara, Jr.'s benefit under the Plan:

                  Section 4.4 Payments After Death. If the Participant dies while in the active service of the Company or an Affiliate, the Company shall pay to the Participant's beneficiary a benefit equal to the greater of (A) the Participant's Deferred Compensation Account balance at the date of death and (B) the lesser of (i) $3,685,000, (ii) a sum equal to five (5) times the sum of the Participant's annual base salary at the date of death plus the average of the bonuses paid to the Participant over the past three years (including years in which no bonus was awarded), or (iii) the projected benefit that would have been payable under this Plan upon the Participant's attainment of age sixty-five (65) based on the Participant's Deferred Compensation Account balance at the date of death and the assumption (a) that deferrals, and Company Matching Contributions thereon, would continue until the Participant's attainment of age sixty-five (65) at the rate in effect at the Participant's death and (b) that earnings would be credited on the Participant's Accounts until the Participant's attainment of age sixty-five (65) at The Columbia Bank's prime rate as of December 15 of the year preceding the Participant's death. The Company shall pay the benefit to the Beneficiary in the same form as it would have been paid to the Participant had the Participant's Termination occurred on the date of death, commencing on the first day of the month following the Participant's death. If the Participant dies after benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay the remaining benefits to the Participant's Beneficiary at the same time and in the same amounts they would have been paid to the Participant had the Participant survived.

         IN WITNESS WHEREOF, the Company has duly executed this Addendum to evidence its assumption to the obligations thereunder.

ATTEST:                                THE COLUMBIA BANK


              /S/                      By:             /S/
-------------------------------           --------------------------------------

                                       Print Name:     Robert N. Smelkinson
                                                  ------------------------------

                                       Title: Chairman - Personnel, Compensation
                                              and Stock Option Committee
                                              ----------------------------------

                                       Date:             1/27/97
                                            ------------------------------------

                                  ADDENDUM TO
                               THE COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN


This Addendum authorized by the Board of Directors of The Columbia Bank pursuant to Section 9.1 of The Columbia Bank Deferred Compensation Plan (the "Plan"), is effective September 27, 1996.

         Section 4.4 of the Plan is hereby amended as follows with respect to the calculation of Charles C. Holman's benefit under the Plan:

                  Section 4.4 Payments After Death. If the Participant dies while in the active service of the Company or an Affiliate, the Company shall pay to the Participant's beneficiary a benefit equal to the greater of (A) the Participant's Deferred Compensation Account balance at the date of death and (B) the lesser of (i) $110,000, (ii) a sum equal to five (5) times the sum of the Participant's annual base salary at the date of death plus the average of the bonuses paid to the Participant over the past three years (including years in which no bonus was awarded), or (iii) the projected benefit that would have been payable under this Plan upon the Participant's attainment of age sixty-five (65) based on the Participant's Deferred Compensation Account balance at the date of death and the assumption (a) that deferrals, and Company Matching Contributions thereon, would continue until the Participant's attainment of age sixty-five (65) at the rate in effect at the Participant's death and (b) that earnings would be credited on the Participant's Accounts until the Participant's attainment of age sixty-five (65) at The Columbia Bank's prime rate as of December 15 of the year preceding the Participant's death. The Company shall pay the benefit to the Beneficiary in the same form as it would have been paid to the Participant had the Participant's Termination occurred on the date of death, commencing on the first day of the month following the Participant's death. If the Participant dies after benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay the remaining benefits to the Participant's Beneficiary at the same time and in the same amounts they would have been paid to the Participant had the Participant survived.

         IN WITNESS WHEREOF, the Company has duly executed this Addendum to evidence its assumption to the obligations thereunder.

ATTEST:                                THE COLUMBIA BANK


              /S/                      By:             /S/
-------------------------------           --------------------------------------

                                       Print Name:    Robert N. Smelkinson
                                                  ------------------------------

                                       Title: Chairman - Personnel, Compensation
                                              and Stock Option Committee
                                              ----------------------------------

                                       Date:             1/27/97
                                            ------------------------------------

                                  ADDENDUM TO
                               THE COLUMBIA BANK
                           DEFERRED COMPENSATION PLAN


This Addendum authorized by the Board of Directors of The Columbia Bank pursuant to Section 9.1 of The Columbia Bank Deferred Compensation Plan (the "Plan"), is effective September 27, 1996.

         Section 4.4 of the Plan is hereby amended as follows with respect to the calculation of Robert W. Locke, III's benefit under the Plan:

                  Section 4.4 Payments After Death. If the Participant dies while in the active service of the Company or an Affiliate, the Company shall pay to the Participant's beneficiary a benefit equal to the greater of (A) the Participant's Deferred Compensation Account balance at the date of death and (B) the lesser of (i) $450,000, (ii) a sum equal to five (5) times the sum of the Participant's annual base salary at the date of death plus the average of the bonuses paid to the Participant over the past three years (including years in which no bonus was awarded), or (iii) the projected benefit that would have been payable under this Plan upon the Participant's attainment of age sixty-five (65) based on the Participant's Deferred Compensation Account balance at the date of death and the assumption (a) that deferrals, and Company Matching Contributions thereon, would continue until the Participant's attainment of age sixty-five (65) at the rate in effect at the Participant's death and (b) that earnings would be credited on the Participant's Accounts until the Participant's attainment of age sixty-five (65) at The Columbia Bank's prime rate as of December 15 of the year preceding the Participant's death. The Company shall pay the benefit to the Beneficiary in the same form as it would have been paid to the Participant had the Participant's Termination occurred on the date of death, commencing on the first day of the month following the Participant's death. If the Participant dies after benefit payments have commenced under this Plan but before receiving all such payments, the Company shall pay the remaining benefits to the Participant's Beneficiary at the same time and in the same amounts they would have been paid to the Participant had the Participant survived.

         IN WITNESS WHEREOF, the Company has duly executed this Addendum to evidence its assumption to the obligations thereunder.

ATTEST:                                THE COLUMBIA BANK


              /S/                      By:              /S/
-------------------------------           --------------------------------------

                                       Print Name:    Robert N. Smelkinson
                                                  ------------------------------

                                       Title: Chairman - Personnel, Compensation
                                              and Stock Option Committee
                                              ----------------------------------

                                       Date:              1/27/97
                                            ------------------------------------